Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com OK TO WORK DESIGN Booz Allen Hamilton Internal ri t ll ilt I . 6 Q4 FY26 EARNINGS CALL PRESENTATION MAY 22, 2026

2Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com6 PARTICIPANTS EARNINGS CALL PARTICIPANTS HORACIO ROZANSKI Chairman, Chief Executive Officer KRISTINE MARTIN ANDERSON President, Chief Operating Officer TROY LAHR Executive Vice President, Chief Financial Officer DUSTIN DARENSBOURG Head of Investor Relations

3Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Disclaimer DISCLAIMER 6 Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward- looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Booz Allen’s fiscal year ends on March 31 and unless otherwise noted, references to fiscal year, fiscal or FY are for fiscal years ended March 31. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Net Leverage Ratio, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income and Adjusted Diluted EPS, net cash used in operating activities to Free Cash Flow, and net debt to Net Leverage Ratio, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.   With respect to our expectations under “Financial Outlook", reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue, and Adjusted Effective Tax Rate to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted Effective Tax Rate, during the course of fiscal 2026. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2026, of Adjusted EBITDA guidance through fiscal 2026, and of Adjusted Effective Tax Rate guidance through fiscal 2026 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

4Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com KEY TAKEAWAYS 6 "As we enter Fiscal Year 2027, I am optimistic about the opportunities ahead. We have momentum and focus, and we are investing to accelerate our growth." — Horacio Rozanski (Chairman & Chief Executive Officer) Delivered strong profitability with solid execution Continuing to invest in advanced technologies National Security remains a growth driver Civil gaining momentum in a challenging market Cyber and Defense Tech are strong growth vectors

5Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com BY THE NUMBERS 6 REVENUE $ $11.2B ADJUSTED EBITDA %(1) 11.0% ADJUSTED DILUTED EPS(1) $6.51 FREE CASH FLOW(1) $951M LTM BOOK-TO-BILL 1.1x RETURN TO SHAREHOLDERS $837M BACKLOG $38.2B STRATEGIC CAPITAL DEPLOYMENT $234M Fiscal Year 2026 Financial Results (1) Reconciliations of Adjusted EBITDA, Adjusted Diluted EPS, and Free Cash Flow can be found in the Appendix, beginning on slide 10. ADJUSTED EBITDA $(1) $1.23B

6Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com $194 $212 Q4 FY25 Q4 FY26 $2,974 $2,783 Q4 FY25 Q4 FY26 $1.61 $1.78 Q4 FY25 Q4 FY26 $316 $309 10.6% 11.1% Q4 FY25 Q4 FY26 Revenue • Market bifurcation remains with continued growth in National Security; Civil still working through challenging comps • Strong profitability driven by contract execution and disciplined cost management • Double digit Adj. EPS growth driven by lower tax and share count along with unrealized investment gains • Robust free cash flow generation supported by billing efficiencies and strong collections • 0.9x quarterly book-to-bill, 1.1x LTM book- to-bill • Backlog up 3% YoY to $38B KEY FINANCIAL RESULTS Q4 Summary Financial Results 6 Adjusted EBITDA Adjusted Diluted EPS Free Cash Flow (6.4)% (2.2)% +9.3%+10.6% +50 bps

7Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Deploying Capital for Value Creation CAPITAL DEPLOYMENT 6 $219M Strategic Investments Made In Fourth Quarter 2.6x Net Leverage Ratio(1) (1) Reconciliation of Net Leverage can be found in the Appendix, on slide 16. $147M Returned to Shareholders In Fourth Quarter >$2.2B Substantial Liquidity Creates Optionality DEPLOYING INVESTMENT ACROSS OUR KEY GROWTH VECTORS STRONG CASH FLOW SUPPORTING SHAREHOLDER RETURNS STRONG BALANCE SHEET AND LIQUIDITY Flexible and Opportunistic Capital Deployment Strategy

8Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com REVENUE $ $11.2 -$11.7B FINANCIAL OUTLOOK Initiating FY27 Guidance (YoY Growth of 0 – 4.0%) 6 ADJUSTED EBITDA $1,240 - $1,290M ADJUSTED DILUTED EPS $6.00 - $6.35 FREE CASH FLOW $825 - $925M Assumptions Effective Tax Rate: 20 - 23% Average Diluted Share Count: 118M - 120M Capital Expenditures: $220M, $105M of which is related to our new headquarters Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Information." (Margin of ~11%)

9Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com FY27 ADEPS Bridge FINANCIAL OUTLOOK 6 (1) Tax-affected at statutory rate of 26.0% Adjusted Earnings Per Share (ADEPS) FY26 ADEPS as Reported $6.51 (-) Unrealized Gains on Other Venture Investments(1) $(0.11) (-) Non-Recurring Portion of R&D Tax Credit Benefit $(0.50) FY26 ADEPS Excluding Above Items $5.90 FY27 ADEPS Guidance $6.00 - $6.35 YoY Growth 2% - 8%

10Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted APPENDIX 6

11Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com FOURTH QUARTER (1) FISCAL YEAR 2026 (3/31/26) (1) Revenue $2.8 billion (6.4)% $11.2 billion (6.4)% Revenue, Excluding Billable Expenses $1.9 billion (6.8)% $7.8 billion (5.3)% Net Income $205 million +6.2% $851 million (9.0)% Adjusted EBITDA (2) $309 million (2.2)% $1,229 million (6.5)% Adjusted EBITDA Margin on Revenue (2) 11.1% +50 bps 11.0% — Adjusted Net Income $215 million +5.9% $797 million (2.2)% Diluted EPS $1.68 +10.5% $6.90 (4.8)% Adjusted Diluted EPS $1.78 +10.6% $6.51 +2.5% Net Cash Provided by Operating Activities $240 million +10.1% $1,041 million +3.2% Booz Allen Hamilton Restricted Q4 and Fiscal 2026 Results KEY FINANCIAL RESULTS 6 (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found on Slide 13. Net income margin was 7.4% and 7.6% for the three and twelve months ended March 31, 2026.

12Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information DISCLAIMER 6 • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs such as subcontractor expenses, travel expenses, and other non-labor expenses incurred to perform on contracts. Billable expenses generally have lower margin and thus are less indicative of our profit generation capacity. • "EBITDA” represents net income before income tax expense, interest expense, net and other income (expense), and depreciation and amortization. • “Adjusted EBITDA” represents net income before income tax expense, interest expense, net and other income (expense), and depreciation and amortization and before certain other items, including the change in provision for claimed costs for historical rate years, certain other corporate expenses, and certain insurance recoveries. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Booz Allen prepares Adjusted EBITDA and Adjusted EBITDA Margin on Revenue to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income before: (i) the change in provision for claimed costs for historical rate years (ii) certain other corporate expenses, (iii) acquisition amortization, (iv) certain insurance recoveries, (v) gain associated with divestitures, and (vi) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2025. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. • "Adjusted Effective Tax Rate" represents income tax expense (benefit) excluding the income tax effects of adjustments to net income, divided by adjusted earnings before income tax expense • "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

Booz Allen

↗ FINANCIAL INFORMATION

Non-GAAP Financial Information (Unaudited)

(In millions, except share and per share data)	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025	Fiscal Year Ended March 31, 2026	Fiscal Year Ended March 31, 2025
Revenue, Excluding Billable Expenses				
Revenue	$ 2,783	$ 2,974	$ 11,217	$ 11,980
Less: Billable expenses	877	928	3,450	3,780
Revenue, Excluding Billable Expenses*	$ 1,906	$ 2,046	$ 7,767	$ 8,200
EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue				
Net income	$ 205	$ 193	$ 851	$ 935
Income tax expense	21	49	11	284
Interest expense, net and other income (expense)	37	32	171	151
Depreciation and amortization	42	42	163	165
EBITDA	$ 305	$ 316	$ 1,196	$ 1,535
Change in provision for claimed costs (a)	—	—	—	(113)
Other corporate expenses (b)	4	—	33	8
Insurance recoveries (c)	—	—	—	(115)
Adjusted EBITDA	$ 309	$ 316	$ 1,229	$ 1,315
Net income margin	7.4 %	6.5 %	7.6 %	7.8 %
Adjusted EBITDA Margin on Revenue	11.1 %	10.6 %	11.0 %	11.0 %

* Revenue, Excluding Billable Expenses includes $113 million of revenue for the fiscal year ended March 31, 2025 resulting from the reduction to our provision for claimed costs as noted below.

Due to the fiscal 2025 change in rounding presentation to millions, individual quarters may not sum due to rounding.

Copyright © Booz Allen Hamilton Inc. 2026

www.boozallen.com

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14Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION 6   Three Months Ended March 31, Fiscal Year Ended March 31, (In millions, except share and per share data) 2026 2025 2026 2025 Adjusted Net Income Net income $ 205 $ 193 $ 851 $ 935 Change in provision for claimed costs (a) — — — (113) Other corporate expenses (b) 4 — 33 8 Insurance recoveries (c) — — — (115) Acquisition amortization (d) 12 13 48 54 Amortization or write-off of debt issuance costs and debt discount — 1 — 4 Gain associated with divestitures (e) — — (7) — Adjustments for tax effect (f) (6) (4) (128) 42 Adjusted Net Income $ 215 $ 203 $ 797 $ 815 Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 120,738,749 126,255,581 122,375,151 128,290,417 Diluted earnings per share $ 1.68 $ 1.52 $ 6.90 $ 7.25 Adjusted Net Income Per Diluted Share $ 1.78 $ 1.61 $ 6.51 $ 6.35 Free Cash flow Net cash provided by operating activities $ 240 $ 218 $ 1,041 $ 1,009 Less: Purchases of property, equipment and software (28) (24) (90) (98) Free Cash Flow $ 212 $ 194 $ 951 $ 911

15Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information DISCLAIMER 6 (a) Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarter of fiscal 2025, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 19, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information. (b) In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from cost management and restructuring initiatives, transaction costs associated with a divestiture, and acquisition related costs associated with the acquisition of Defy Security, which closed in the first quarter of fiscal 2027. See Note 20, “Supplemental Consolidated Financial Information,” and Note 21, "Subsequent Events," to the consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation (“PGSC”). (c)Reflects insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. (d) Amortization expense associated with acquired intangibles from acquisitions. (e) Represents the gain recognized on the divestiture of a group of contracts in the third quarter of fiscal 2026. (f) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The year to date tax effect also includes the one- time benefit stemming from the favorable agreement reached with the IRS, resulting in $86 million in release of tax reserves and $24 million (net of tax effect) for the accrual of interest income on the income tax receivable. See Note 13, "Income Taxes," to the consolidated financial statements for further information.

16Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION 6 (a) Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarter of fiscal 2025, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 19, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information. (b)In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from cost management and restructuring initiatives, transaction costs associated with a divestiture, and acquisition related costs associated with the acquisition of Defy Security, which closed in the first quarter of fiscal 2027. See Note 20, “Supplemental Consolidated Financial Information,” and Note 21, "Subsequent Events," to the consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation (“PGSC”). (c) Reflects insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. (d) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months. (In thousands, except share and per share data) Fiscal Year Ended March 31, 2026 Fiscal Year Ended March 31, 2025 Net income $ 851 $ 935 Income tax expense 11 284 Interest expense, net and other income (expense) 171 151 Depreciation and amortization 163 165 EBITDA $ 1,196 $ 1,535 Change in provision for claimed costs (a) — (113) Other corporate expenses (b) 33 8 Insurance recoveries (c) — (115) Last 12 months Adjusted EBITDA $ 1,229 $ 1,315 Total Debt $ 3,940 $ 3,998 Less: Cash 728 885 Net Debt $ 3,212 $ 3,113 Net Leverage Ratio (d) 2.6 2.4

17Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Financial Results – Key Drivers FINANCIAL INFORMATION 6 Fourth Quarter Fiscal 2026 – Below is a summary of the key factors driving results for the fiscal 2026 fourth quarter ended March 31, 2026 as compared to the prior year period: • Revenue decreased 6.4% to $2.8 billion, primarily driven by the impact of a slowed procurement and funding environment. These factors drove a decrease in headcount, as well as a decline in billable expenses. • EBITDA decreased to $305 million from $316 million. These changes were primarily due to the factors described impacting revenue, partially offset by strong contract execution and disciplined cost management. • Net income increased to $205 million from $193 million, primarily driven by lower income tax expense and a gain on the sale of contracts, partially offset by the factors noted above and higher net interest expense. • Diluted EPS increased to $1.68 from $1.52, driven by the same factors noted above in net income and a reduction in share count. • Net cash provided by operating activities was $240 million for the quarter ended March 31, 2026, as compared to $218 million in the prior year, primarily driven by working capital management and lower tax payments as compared to the prior year.